Amplify Cybersecurity ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 99.7%	Shares		Value
Industrials - 9.2%
General Dynamics Corp.	360,289		$ 127,628,775
Northrop Grumman Corp.	218,795		111,434,482
			239,063,257

Information Technology - 90.5% (a)
A10 Networks, Inc. (b)	2,655,851		99,222,593
Broadcom, Inc.	412,058		155,654,910
Check Point Software Technologies Ltd. (c)	733,047		96,344,367
Cisco Systems, Inc.	1,277,413		150,044,931
Cloudflare, Inc. - Class A (c)	511,421		125,441,343
Crowdstrike Holdings, Inc. - Class A (c)	188,031		143,493,977
F5, Inc. (c)	270,614		112,564,599
Fastly, Inc. - Class A (c)	4,621,879		84,857,698
Fortinet, Inc. (c)	903,721		138,829,620
Gen Digital, Inc.	3,840,480		95,589,547
Netskope, Inc. - Class A (b)(c)	6,697,746		73,273,341
Okta, Inc. (c)	842,934		115,018,344
Palo Alto Networks, Inc. (c)	500,136		170,556,379
Qualys, Inc. (b)(c)	780,069		107,251,687
Radware Ltd. (c)	2,377,273		73,362,645
Rubrik, Inc. - Class A (b)(c)	1,285,013		103,160,844
SentinelOne, Inc. - Class A (c)	5,447,778		92,448,793
Tenable Holdings, Inc. (b)(c)	2,952,670		108,894,470
Trend Micro, Inc.	2,381,223		87,644,830
Varonis Systems, Inc. (c)	2,520,324		105,752,795
Zscaler, Inc. (c)	738,863		104,290,512
			2,343,698,225
TOTAL COMMON STOCKS (Cost $1,774,493,120)			2,582,761,482

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.8%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (d)	21,019,335		21,019,335
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $21,019,335)			21,019,335

MONEY MARKET FUNDS - 0.4%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.57% (d)	9,478,140		9,478,140
TOTAL MONEY MARKET FUNDS (Cost $9,478,140)			9,478,140

TOTAL INVESTMENTS - 100.9% (Cost $1,804,990,595)			2,613,258,957
Liabilities in Excess of Other Assets - (0.9)%		(0.00856)	(22,174,171)
TOTAL NET ASSETS - 100.0%			$ 2,591,084,786

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $21,356,745.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Amplify Cybersecurity ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 2,582,761,482	$ –	$ –	$ 2,582,761,482
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	21,019,335
Money Market Funds	9,478,140	–	–	9,478,140
Total Investments	$ 2,592,239,622	$ –	$ –	$ 2,613,258,957

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.